Exhibit 10.9

TENAX THERAPEUTICS, INC.
NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following stock option grant (the “Option”) to purchase shares of the Common Stock of Tenax Therapeutics, Inc. (the “Company”):

Optionee:

Grant Date:

Expiration Date:

Exercise Price:

No. of Shares
of Optioned Stock:

Type of Option:                                               ☐ Incentive Stock Option
                                                                          ☐  Non-Statutory Option

Plan: Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Company’s 1999 Amended Stock Plan, as amended and restated June 17, 2008 (the “Plan”). Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Option Agreement attached hereto as Exhibit A. The Company shall provide to Optionee a copy of the Plan upon written request to the Company.

Vesting Schedule: The Option shall vest and become exercisable for purchase of the Optioned Stock on the following schedule: _____________________________________________________________________. The Option shall not vest for any Optioned Stock that has not vested prior to the date the Optionee’s Continuous Status as an Employee or Consultant (as defined in the Plan) terminates.

Dated:                        ________________, 20___

Optionee	Tenax Therapeutics, Inc.

________________________	________________________

Name:	By:
Title:

  Exhibit A to
Notice of Grant of Stock Option

TENAX THERAPEUTICS, INC.
STOCK OPTION AGREEMENT

A.            The Board of Directors (the “Board”) and stockholders of Tenax Therapeutics, Inc. (“the Company”) have adopted the 1999 Amended Stock Plan, as amended and restated June 17, 2008 (the “Plan”) for the purpose of attracting and retaining the services of key employees (including officers and directors), non-employee Board members and consultants and other independent advisors. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Plan.

B.            Optionee is an individual who is to render valuable services to the Company or one or more Subsidiaries, and this Agreement is executed pursuant to, and is intending to carry out the purposes of, the Plan in connection with the grant of a stock option to purchase shares of the Company’s Common Stock under the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1.             Grant of Option. Subject to and upon the terms and conditions set forth in this Agreement, the Company hereby grants to Optionee, as of the grant date (the “Grant Date”) specified in the accompanying Notice of Grant, an Option to purchase up to that number of shares of Common Stock (the “Optioned Stock”) as is specified in the Notice of Grant. Such Optioned Stock shall be purchased from time to time during the Option term at the exercise price (the “Exercise Price”) specified in the Notice of Grant.

2.             Option Term. This Option shall expire at the close of business on the expiration date (the “Expiration Date”) specified in the Notice of Grant, unless sooner terminated under the Plan.

3.             Limited Transferability. This Option shall be exercisable only by Optionee during Optionee’s lifetime and shall not be transferable or assigned by Optionee other than by will or by the laws of descent and distribution following Optionee’s death.

4.             Exercisability. This Option shall become exercisable for the Optioned Stock in accordance with the vesting schedule, if any, specified in the Notice of Grant. As the Option becomes exercisable for one or more installments, those installments shall accumulate, and the Option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the Option (a) on the date that is three months following the date of termination of the Optionee’s Continuous Status as an Employee or Consultant, as provided in Section 7(c)(iii) of the Plan, (b) on the date that is 12 months following the date of termination of the Optionee’s Continuous Status as an Employee or Consultant due to disability, as provided in Section 7(c)(iv) of the Plan, (c) on the date that is 12 months following the date of termination of the Optionee’s Continuous Status as an Employee or Consultant due to death, as provided in Section 7(c)(v) of the Plan, or (d) the date of termination of the Option pursuant to Section 18 of the Plan. Except as provided in the Notice of Grant, this Option shall not become exercisable for any additional Optioned Stock following termination of the Optionee’s Continuous Status as an Employee or Consultant.

5.             Privilege of Stock Ownership. The holder of this Option shall not have any of the rights of a stockholder with respect to the Optioned Stock until such individual shall have exercised the Option and paid the exercise price for the Optioned Stock so purchased.

6.             Exercising Option. In order to exercise this Option with respect to all or any part of the Optioned Stock for which this Option is at the time exercisable, Optionee (or in the case of exercise after Optionee’s death, Optionee’s executor, administrator, heir or legatee, as the case may be) must take the following actions and otherwise comply with the requirements of the Plan:

(a)            Deliver to the Corporate Secretary of the Company an executed notice of exercise in substantially the form of Appendix I to this Agreement (the “Exercise Notice”) in which there is specified the number of shares of Optioned Stock that are to be purchased under the exercised Option.

(b)            Pay the aggregate Exercise Price for the purchased shares through one or more of the following alternatives, subject to any limitations or restrictions set forth in the Plan:

(1)            full payment in cash or by check made payable to the Company’s order;

(2)            by means of a “cashless exercise” in which the Optionee shall be entitled to receive a certificate for the number of shares (subject to any tax withholding or adjustment) equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the Fair Market Value per share on the trading day immediately preceding the date of exercise;

(B) = the purchase price per share under the Option Agreement; and

(X) = the number of shares with respect to which the Option is exercised as stated in the notice of exercise.

7.             Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the state of Delaware without resort to that state’s conflict-of-laws provisions.

8.             No Employment/Service Contracts. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in the Service of the Company (or any Subsidiary employing or retaining Optionee) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any such Subsidiary) or Optionee, which rights are hereby expressly reserved by each party, to terminate Optionee’s Service at any time for any reason whatsoever, with or without cause.

9.             Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Company Chief Financial Officer at the Company’s offices at ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the Notice of Grant. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U. S. Mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified.

10.             Construction. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, unless, in the specific instance, a provision in this Agreement states that it supersedes a provision in the Plan. All decisions of the Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this Option.

11.             Additional Terms Applicable to an Incentive Stock Option. In the event this Option is designated an Incentive Stock Option in the Notice of Grant, the following terms and conditions shall also apply to the grant:

a.            If this Option is to become exercisable in a series of installments as indicated in the Notice of Grant, no such installment shall qualify for favorable tax treatment as an Incentive Stock Option under the Federal tax laws if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the shares of the Company’s Common Stock for which such installment first becomes exercisable hereunder will, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this Option or one or more other Incentive Stock Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any Subsidiary) first become exercisable during the same calendar year, exceed $100,000 in the aggregate. Should the number of shares of Common Stock for which this Option first becomes exercisable in any calendar year exceed the applicable $100,000 limitation, the Option may nevertheless be exercised for those excess shares in such calendar year as a non-statutory option.

b.            Should the exercisability of this Option be accelerated upon a merger or corporate reorganization, then this Option shall qualify for favorable tax treatment as an Incentive Stock Option under the Federal tax laws only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the number of shares of the Company’s Common Stock for which this Option first becomes exercisable in the calendar year in which the corporate transaction occurs does not, when added to the aggregate value (determined as of the respective date or dates of grant) of the shares of Common Stock or other securities for which this Option or one or more other Incentive Stock Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any Subsidiary) first become exercisable during the same calendar year, exceed $100,000 in the aggregate. Should the number of shares of Common Stock for which this Option first becomes exercisable in the calendar year of such corporate transaction exceed the applicable $100,000 limitation, the Option may nevertheless be exercised for the excess shares in such calendar year as a non-statutory option.

c.            Should Optionee hold, in addition to this Option, one or more other options to purchase shares of the Company’s Common Stock which become exercisable for the first time in the same calendar year as this Option, then the foregoing limitations on the exercisability of such options as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.

d.            To the extent this Option should fail to qualify for Incentive Stock Option treatment under the Federal tax laws, Optionee shall recognize compensation income at the time the Option is exercised in an amount equal to the Fair Market Value of the Optioned Stock so purchased less the aggregate Exercise Price paid for those shares, and Optionee must make appropriate arrangements with the Company or any Subsidiary employing Optionee for the satisfaction of all Federal, state or local income and employment tax withholding requirements applicable to such compensation income.

12.             Additional Terms Applicable to a Non-Statutory Stock Option. In the event this Option is designated a non-statutory stock option in the Notice of Grant, Optionee shall make appropriate arrangements with the Company or any Subsidiary employing Optionee for the satisfaction of all Federal, state or local income and employment tax withholding requirements applicable to the exercise of this Option.

13.             Restrictions Under Securities Laws. The shares of Common Stock issuable upon exercise of the Option have not been registered under the Securities Act of 1933 and applicable state statutes, and can only be sold in reliance on exemptions from the registration provisions of the Securities Act of 1933 and applicable state statutes. The Optionee agrees and acknowledges that any purported exercise of the Option is conditioned on, and subject to, any compliance with requirements of applicable Federal and state securities laws deemed necessary by the Company, and the inability or failure of the Company to satisfy any such requirements and, therefore, reject exercise of the Option, shall not subject the Company to any liability to the Optionee. The shares of Common Stock issued on exercise of the Option shall be (unless registered under applicable Federal and state securities laws) unregistered or “restricted” securities and may be sold by the Optionee only if registered under the Securities Act of 1933 and, in some cases, under the applicable state securities laws or under an exemption from such registration requirements.

Appendix I

FORM OF PURCHASE
(to be signed only upon exercise of Option)

TO:        Tenax Therapeutics, Inc.

The Optionee, holder of the attached Option, hereby irrevocable elects to exercise the purchase rights represented by the Option for, and to purchase thereunder, ____________________________________ shares of Common Stock of Tenax Therapeutics, Inc., and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Optionee at:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

The Optionee agrees and acknowledges that this purported exercise of the Option is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company, and to Optionee’s satisfaction of all Federal, state or local income and employment tax withholding requirements applicable to this exercise.

DATED this ________ day of ________________________________, __________.

____________________________________ Signature

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